Exhibit 99.1

Bruker Announces Public Offering of Common Stock

May 29, 2024

BILLERICA, Mass.--(BUSINESS WIRE)-- Bruker Corporation (“Bruker” or the “Company”) (Nasdaq: BRKR) today announced the launch of an underwritten registered public offering of 6,000,000 shares of its common stock. In addition, Bruker expects to grant the underwriters a 30-day option to purchase up to an additional 900,000 shares of its common stock. The offering is subject to market and other customary closing conditions, and there can be no assurance as to whether or when the offering may be completed, or as to the actual size or terms of the offering. Bruker intends to use the net proceeds from this offering to reduce indebtedness following its recent strategic acquisitions, including to repay a portion of its outstanding borrowings under the amended and restated revolving credit agreement dated as of January 18, 2024. BofA Securities and J.P. Morgan are acting as joint underwriters and book-running managers for the offering.

A registration statement on Form S-3 (including a preliminary prospectus describing the terms of the offering) relating to these securities has been filed with the Securities and Exchange Commission (the “SEC”) and has become effective. The offering will be made only by means of a prospectus forming a part of that effective registration statement. A copy of the final prospectus relating to the offering will be filed with the SEC and may be obtained, when available, by contacting BofA Securities, Attention: Prospectus Department, NC1-022-02-25, 201 North Tryon Street, Charlotte, NC 28255-0001, or by email at dg.prospectus_requests@bofa.com or J.P. Morgan, c/o Broadridge Financial Solutions, 1155 Long Island Avenue, Edgewood, NY 11717 or by email at prospectus-eq_fi@jpmchase.com and postsalemanualrequests@broadridge.com.

This press release does not constitute an offer to sell or the solicitation of an offer to buy, nor is there any offer or sale of these securities in any state or jurisdiction in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction.

About Bruker Corporation (Nasdaq: BRKR)

Bruker is enabling scientists and engineers to make breakthrough post-genomic discoveries and develop new applications that improve the quality of human life. Bruker’s high-performance scientific instruments and high-value analytical and diagnostic solutions enable scientists to explore life and materials at molecular, cellular, and microscopic levels. In close cooperation with our customers, Bruker is enabling innovation, improved productivity, and customer success in post-genomic life science molecular and cell biology research, in applied and biopharma applications, in microscopy and nanoanalysis, as well as in industrial and cleantech research, and next-gen semiconductor metrology in support of AI. Bruker offers differentiated, high-value life science and diagnostics systems and solutions in preclinical imaging, clinical phenomics research, proteomics and multiomics, spatial and single-cell biology, functional structural and condensate biology, as well as in clinical microbiology and molecular diagnostics.

-Bruker Confidential-

Cautionary Statement Regarding Forward-Looking Statements

This communication contains “forward-looking statements” regarding the offering. All statements, other than statements of historical fact, including statements regarding completion and timing of the follow-on public offering and the terms of such offering, are forward-looking in nature and are subject to risks, uncertainties and assumptions about Bruker and its business, including, without limitation, risks and uncertainties related to market conditions. Such forward-looking statements involve substantial risks and uncertainties that relate to future events and the actual results could differ significantly from those expressed or implied by the forward-looking statements. Any forward-looking statements are based on Bruker’s current expectations, estimates and assumptions regarding future events and are applicable only as of the dates of such statements. Bruker makes no commitment to revise or update any forward-looking statements in order to reflect events or circumstances that may change, except as required by law. For further discussion of these and other risks and uncertainties, see Bruker’s most recent Form 10-K and Form 10-Q filings with the SEC. Except as required by law, Bruker does not undertake any duty to update forward-looking statements to reflect events after the date of this press release. Readers are cautioned not to place undue reliance on forward-looking statements.

-Bruker Confidential-